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                                                                   EXHIBIT 10.22

STATE OF TEXAS        )
COUNTY OF TARRANT     )
CITY OF GRAPEVINE     )


                           SUBLEASE ADDENDUM NUMBER 1

         WHEREAS, the City of Grapevine ("Sublessor") and Opryland Hotel - Texas Limited Partnership ("Sublessee") previously executed a Hotel/Convention Center Sublease Agreement dated May 16, 2000 (the "Sublease"); and

         WHEREAS, the parties to the Sublease mutually desire to amend the Sublease pursuant to a request for the United States Army Corps of Engineers, as is authorized by Section 14.9 of the Sublease; and

         WHEREAS, the proposed amendment to the Sublease is reasonable.

         NOW, THEREFORE, the City of Grapevine and the Opryland Hotel - Texas Limited Partnership, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, do hereby covenant and agree as follows:

I. All matters stated in the preamble are found to be true and correct, and all are incorporated into the body of this Addendum as if copied in their entirety.

II. Section 14.5 of the Sublease is hereby amended and replaced in its entirety as follows:

         Upon written request of the Sublessee, Sublessor will use good faith, reasonable efforts to obtain a Non-Disturbance Agreement executed by Master Lessor in a form mutually acceptable to Sublessee, Sublessor and Master Lessor.

III.     Article VIII. of the Sublease is hereby deleted in its entirety.

IV. This Addendum shall be attached as an exhibit to the Sublease and incorporated therein.

V. The Sublease and its terms remain unchanged, except as otherwise provided herein.

         Executed this 28th day of July, 2000.


                                              SUBLESSOR:
                                              ----------
                                              CITY OF GRAPEVINE, TEXAS,
ATTEST:

By:  /s/ Linda Huff                           By:  /s/ William D. Tate
     --------------------------                    ----------------------------
            Linda Huff                                    William D. Tate
          City Secretary                                       Mayor


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APPROVED AS TO FORM:

By: /s/ [City Attorney]
    ---------------------------
    City Attorney


                                              SUBLESSEE:

                                              OPRYLAND HOTEL-TEXAS LIMITED
                                              PARTNERSHIP

                                              By:   Opryland Hospitality, Inc.,
                                                    its managing general partner



                                                    By: /s/ David Jones
                                                        ------------------------
                                                        David Jones, President

CORPORATE ACKNOWLEDGMENT:
THE STATE OF TENNESSEE
COUNTY OF DAVIDSON

         Before me, the undersigned, on this day personally appeared David Jones, President of Opryland Hospitality, Inc., known to me or proved to me through the presentation of a valid Driver's License to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed. Mr. Jones furthermore attested that he is signing this document in his capacity as President of Opryland Hospitality, Inc., the managing partner of Opryland Hotel
- Texas Limited Partnership, and that such capacity makes his signature valid to bind the companies, Opryland Hospitality, Inc. and Opryland Hotel - Texas Limited Partnership.

Seal:

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 25th day of July, 2000.

My Commission Expires:  3/29/03               /s/  Darnelle B. Smith
                                              ----------------------------------
                                              Notary Public in and for the State
                                              of TN